SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 1, 2001


                            CENDANT CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


            Delaware                      1-10308               06-0918165
           ----------                    ---------             ------------
 (State or Other Jurisdiction of        (Commission           (IRS Employer
         Incorporation)                File Number)        Identification No.)


                9 West 57th Street New York, New York        10019
       -----------------------------------------------------------------------
            (Address of principal executive offices)       (zip code)


     Registrant's telephone number, including area code: (212) 314-1800


                               Not Applicable
  ------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)






Item 5.  Other Events.

         On August 1, 2001, Cendant Corporation issued two press releases reiterating that it expects its acquisition of Galileo International, Inc. to be completed in the third quarter of 2001 as previously announced. A copy of each press release issued is attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively, and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

(a)    Exhibits:

         Number            Description
         ------            -----------

         99.1     Press Release, dated August 1, 2001, of Cendant Corporation.

         99.2     Press Release, dated August 1, 2001, of Cendant Corporation.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CENDANT CORPORATION

                                          By:  /s/ Eric J. Bock
                                               ------------------------------
                                          Name:  Eric J. Bock
                                          Title: Senior Vice President - Law
                                                   and Corporate Secretary


Date: August 1, 2001



                             INDEX TO EXHIBITS

         Number                     Description
         ------                     -----------

         99.1     Press Release, dated August 1, 2001, of Cendant Corporation.

         99.2     Press Release, dated August 1, 2001, of Cendant Corporation.



                                                               Exhibit 99.1


CENDANT REITERATES IT EXPECTS TO COMPLETE GALILEO ACQUISITION IN 3Q 2001 AS PREVIOUSLY ANNOUNCED

New York, NY 08-01-2001 -- Cendant Corporation (NYSE: CD) today reiterated that it expects its acquisition of Galileo International, Inc. (NYSE: GLC) to be completed in the third quarter of 2001 as previously announced.

Cendant's Chairman, President and CEO, Henry R. Silverman stated: "The transaction has cleared the U.S. regulatory process and we are confident we can respond promptly to any European Commission (EC) inquiries. Furthermore, we expect that any investigation by the Justice Department will have no impact on the timing of the Galileo transaction. Lastly, in response to competitor concerns, we continue to emphasize that we will not bias Galileo, or utilize information obtained through ownership of a GDS, to favor any Cendant brand."

According to the Company, the EC requested information pertaining to the relationship between Cendant's Avis unit and Avis Europe plc (London: AVE), a separate, independently-owned company. Cendant expects the EC to declare the notification to it complete when that information is furnished within the next few days. The one-month review period by the EC is also expected to be reinstated at that time.

Statements about future results made in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Cendant's Form 10-K/A and Galileo International, Inc.'s Form 10-K for the year ended December 31, 2000, including the timing of the consummation of the Galileo acquisition which is expected to close in the third quarter of 2001.

Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of Cendant and its affiliates. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct.

Cendant Corporation is primarily a provider of travel and residential real estate services. With approximately 57,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries.

More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting the Company's Web site at www.Cendant.com or by calling 877-4INFO-CD (877- 446-3623).

Media Contact:             Elliot Bloom
                           212-413-1832

Investor Contacts:         Denise Gillen
                           212-413-1833

                           Sam Levenson
                           212-413-1834



                                                               Exhibit 99.2


Cendant Clarifies Recently Published Reports Related to the Company's Proposed Acquisition of Galileo International

NEW YORK, Aug. 1 -- Cendant Corporation (NYSE: CD) today clarified that contrary to several recently published reports, the HSR waiting period with respect to Cendant's proposed acquisition of Galileo was terminated early on July 9, 2001 by the Federal Trade Commission and the Department of Justice. The reported DOJ inquiry does not result in any impediment to the closing of the acquisition, which from a U.S. regulatory perspective can close at any time.

Statements about future results made in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Cendant's Form 10-K/A and Galileo International, Inc.'s Form 10-K for the year ended December 31, 2000, including the timing of the consummation of the Galileo acquisition which is expected to close in the third quarter of 2001.

Such forward-looking statements include projections. Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of Cendant or its affiliates. In addition, such projections are based upon many estimates and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of Cendant and its affiliates. Accordingly, actual results may be materially higher or lower than those projected. The inclusion of such projections herein should not be regarded as a representation by Cendant or its affiliates that the projections will prove to be correct.

Cendant Corporation is primarily a provider of travel and residential real estate services. With approximately 57,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries.

More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting the Company's Web site at http://www.Cendant.com or by calling 877-4INFO-CD (877-446-3623).

Media Contact:             Elliot Bloom
                           212-413-1832

Investor Contacts:         Denise Gillen
                           212-413-1833

                           Sam Levenson
                           212-413-1834